Exhibit 99.2 March 14, 2018

Caution Regarding Forward Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which HarborOne Bancorp, Inc. (“HarborOne”, “HONE” or the “Company”) and Coastway Bancorp, Inc. (“Coastway” or “CWAY”) operate and beliefs of and assumptions made by Company management and Coastway management, involve uncertainties that could significantly affect the financial results of the Company or Coastway or the combined company. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; difficulties in integrating the Company and Coastway; risks associated with the ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed by the Company and Coastway with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company and Coastway disclaim any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. 2

Additional Information Additional Information about the Proposed Transaction and Where to Find It In connection with the proposed merger, Coastway will file a proxy statement with the SEC. The Company will also file relevant materials in connection with its proposed acquisition of Coastway. A free copy of the proxy statement, as well as other filings containing information about the Company and Coastway, when they become available, may be obtained at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement may also be obtained, free of charge, from Coastway’s website at www.coastway.com under the “Investor Relations” tab, or by contacting Coastway’s investor relations department at Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Investors Relations, Telephone: (401) 330-1600. Certain Information Regarding Participants The Company and Coastway and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Coastway stockholders in connection with the proposed transaction. You can find information about the company’s executive officers and directors in the materials filed by the Company with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Coastway with the SEC and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph. 3

A Company on the Move "A ship in Harbor is safe, but that's not why ships are built." ·John A. Shedd - -

A Compelling Strategic Combination Community Focused Institution Attentive to Customers Disciplined Lending Practices Entrepreneur Sales Culture Preferred Community Bank in its Markets Serving Small Businesses in the Community Employer of Choice 5

Company Overviews Source: S&P Global Market Intelligence , Data as of December 31, 2017 6 Headquarters:One Coastway Boulevard Warwick, RI 02886 Executive Management:Bill A. White Chief Executive Officer Offices:13 - RI Employees:148 Assets ($000):$738,905 Loans/Deposits (%):129.5 LTM ROAA (%):0.39 LTM ROAE (%):3.72 LTM Efficiency Ratio (%):79.80 LTM Net Interest Margin (%):3.16 NPAs / Assets (%):1.90 LTM NCOs / Loans (%):0.00 Reserves / Loans (%):0.46 LTM Noninterest Inc./AA(%):1.13 Headquarters:770 Oak Street Brockton, MA 02301 Executive Management:Jim W. Blake Chief Executive Officer Offices:52 – MA/NH/ME/RI Employees:581 Assets ($000):$2,684,920 Loans/Deposits (%):109.0 LTM ROAA (%):0.40 LTM ROAE (%):3.09 LTM Efficiency Ratio (%):84.83 LTM Net Interest Margin (%):3.04 NPAs / Assets (%):1.45 LTM NCOs / Loans (%):0.04 Reserves / Loans (%):0.84 LTM Noninterest Inc./AA (%):2.11

Transformational Acquisition Strategic expansion bolstering a dominant New England banking franchise  Transformation acquisition for the franchise  Pro forma entity is the 12th largest publicly-traded New England community bank(1) by total assets  Pro forma entity has 65 locations across New England via the acquisition of new banking offices and loan production offices  The Transaction, in addition to the consolidation of Merrimack Mortgage into HarborOne Mortgage, puts nearly all of eastern New England underneath the HarborOne flag (1) Publicly-traded New England community bank defined as banks with total assets < $30M, listed on NASDAQ or NYSE, based in CT, MA, NH, VT, RI, ME Source: S&P Global Market Intelligence 7 HarborOne Bank Loan Production Offices HarborOne Bank Corporate Office HarborOne Bank Branch Location Merrimack Mortgage Corporate Office Merrimack Mortgage Branch Locations Coastway Community Bank Mortgage Office Coastway Community Bank Branch Locations

Transformational Acquisition

Strategic expansion bolstering a dominant New England banking franchise



ME
VT
NH
MA
CT
RI
Lowell
Peabody
Boston
Worcester
Springfield
Brockton
Providence
Hyannis
31 miles
19 miles
81 miles
42 miles
37 miles
40 miles
0
50
miles
HarborOne Bank Loan Production Offices
HarborOne Bank Corporate Office
HarborOne Bank Branch Location
Merrimack Mortgage Corporate Office
Merrimack Mortgage Branch Locations
Coastway Community Bank Mortgage Office
Coastway Community Bank Branch Locations

- Transformation acquisition for the franchise
- Pro forma entity is the **12th largest publicly-traded New England community bank**(1) by total assets
- Pro forma entity has **65 locations across New England** via the acquisition of new banking offices and loan production offices
- The Transaction, in addition to the consolidation of Merrimack Mortgage into HarborOne Mortgage, puts **nearly all of eastern New England underneath the HarborOne flag**

(1) Publicly-traded New England community bank defined as banks with total assets < $30M, listed on NASDAQ or NYSE, based in CT, MA, NH, VT, RI, ME
Source: S&P Global Market Intelligence

7

Expanding Upon Existing Providence MSA Presence Capital and most populous city of Rhode Island 3rd most populous city in New England 45 minutes from Boston, MA Home to 8 hospitals employing over 9,000 people Headquarters of multiple Fortune 500 and Fortune 1000 companies including Textron, United Natural Foods, and Gilbane Other Top employers include: Brown University (4,600 employees) Rhode Island Hospital (4,200 employees) Women & Infants hospital (1,800 employees) Roger Williams Medical Center (1,470 people) Virgin Pulse, Johnson & Johnson, GE Digital all recently moved large divisional offices to Rhode Island Verizon, Walmart, Providence College, H. Carr & Sons Inc. HONE opened a Providence LPO in June 2015 Existing total loan portfolio of $382M comprised of 141 loans Generated more than $300M in commercial loans since inception Existing team of 3 lenders/development officers dedicated to growing this market CWAY acquisition accelerates existing expansion plan in this market 9 Source: Providence chamber of commerce and economic development; Providence Warwick Convention & Vistors Bureau; Forbes; S&P Global Market Intelligence •Hub For Higher Educational Institutions •Existing HONE Operations in Providence MSA •Key Economic Drivers •Favorable Attributes

Robust Pro Forma Mortgage Operations Proud to be a top Consumer choice throughout New England Massachusetts 1,106 15th 0.9% 22nd New Hampshire 1,417 3rd 0.7% 3rd Maine 674 4th 4.2% 4th Rhode Island 838 1st 5.9% 1st  HarborOne is proud to be a top consumer choice from the hundreds of Mortgage Lenders available to homebuyers in Maine, New Hampshire, Massachusetts, and now Rhode Island  Pro forma entity is the #1 mortgage lender in the state of Rhode Island1    #3 ranked mortgage lender in New Hampshire1 #4 ranked mortgage lender in Maine1 Top 15 ranked mortgage lender in Massachusetts1  HarborOne prides itself on its winning combination of finesse and strength in the mortgage space, allowing it to deliver the same products as larger lenders with the high quality service that the community expects (1) Ranking determined by purchase units rankings as illustrated in the table Purchase Market Share Report – 2017Y Source: Mortgage MarketShare Report by the Warren Group 10 Purchase Units Market Share Market Units Rank % Share Rank Purchase Market Share Report - 2017Y

A Tradition of Growth March 1917 Feb 2004 July 2013 July 2015 June 2016 Oct 2017 Feb 2018 March 2018 Announced Purchase of Cumberland County Mortgage Brockton Credit Union HarborOne Credit Union HarborOne Bank Purchased Merrimack Mortgage IPO Announced Share Repurchase Program Announced Purchase of Coastway Bancorp, Inc. $3.5 $3.4 $3.0 $2.9 $3.3 $2.8 $3.1 $2.6 $2.9 $2.4 $2.7 $2.2 $2.5 $2.0 $2.3 $1.8 $1.6 $2.0 $2.1 $1.6 $2.0 $1.9 $1.4 $1.7 $1.2 $1.5 $1.0 2013 2014 2015 2016 2017 Pr o Forma 2013 2014 2015 2016 2017 Pr o Forma 11 Source: S&P Global Market Intelligence $2.7 $2.4 $2.2 $2.2 $2.1 $1.8 $1.7 Total Loans ($B) Total Assets ($B)

Key Transaction Terms HONE acquires 100% of CWAY’s outstanding common stock 100% of the consideration paid in cash $28.25 per share of CWAY common stock $125.6 million at announcement Price to tangible book of 173.7% as of 12/31/17 Price to fully diluted tangible book of 176.0% as of 12/31/17 Premium to core deposits of 11.7% Expected to close in second half of 2018 12 •Timing •Pricing •Metrics •Aggregate Consideration •Purchase Price •Consideration •Transaction

Transaction Rationale   Creates a $3.4 billion New England banking franchise One of very few strategic opportunities for HONE to deploy excess capital through an acquisition Improving financial performance driven by attractive loan and deposit portfolios along with opportunities for significant cost savings and operating synergies Strong complement to HONE’s current culture and dedication to serving the community in several capacities       Significantly (>70%) accretive to earnings per share Tangible book value dilution is in-line with comparable all-cash transactions Significant cost savings are achievable in the acquisition via operating synergies Pricing multiples in line with other recent transactions for banks similar in size and geography  Opportunity to enter and grow market share in Rhode Island while taking a competitor out of the market Pro forma assets of $3.4B should lead to certain benefits of scale, including more favorable pricing and valuation metrics Pro forma entity should be well-poised for a range of future strategic initiatives including further organic or acquisitive growth   13 Well-Positioned Pro Forma Franchise Financially Attractive Strategic Rationale

Transaction Impacts 2018 EPS Accretion > 70% 2019 EPS Accretion > 70% Tangible Book Value Dilution – Day 1 <$2.00/Share TBV Payback Period(2) ~4.1 Years      Transaction is immediately accretive to earnings Internal rate of return >15% for HONE A rare acquisition opportunity for HONE HONE will benefit from significant cost savings, a larger balance sheet and increased earnings At $3.4 billion in net assets, the combined company is well-positioned to be opportunistic on a variety of strategic options going forward (1) Earnings and balance sheet projections for the combined company based upon management discussions, research analyst consensus estimates, advisor models, and historical performance based assumptions (2) TBV payback period based on the crossover method 14 Capital Impact 12/31/17 HONE Capital RatiosStandalonePro Forma TCE / TA 12.4% ~8.0% Leverage Ratio 12.7% ~8.2% CET1 Ratio 15.1% ~9.8% Tier 1 Ratio 15.1% ~9.8% RBC Ratio 16.0% ~10.5% Key Financial Impacts(1) HONE

Prudent Transaction  Experience successfully executing and integrating strategic initiatives including acquisitions  HONE management in place has experience successfully executing two M&A transactions in the last three years (Merrimack Mortgage Company; Cumberland County Mortgage) Increases the probability of a smooth integration process for employees and customers   Extensive credit review    Reviewed loans in all product lines, with particular focus on commercial real estate Utilized 3rd party loan review Estimated credit mark of approximately 1.0% of aggregate loans  Comprehensive operational due diligence performed   Detailed review of business plans, budgets, credit processes, among other aspects of the businesses In depth evaluation of personnel at both companies to build the most efficient team for the combined company  Pro forma capital ratios will meet regulatory guidelines for “Well Capitalized” 15

Summary HarborOneBancorp, Inc.’s acquisition of Coastway Bancorp, Inc. strengthensawell-establishedfootprintwhileaimingtocontinue growing shareholder value  Pro forma company of $3.4 billion in assets  Continued execution of HONE’s acquisition strategy  Bolsters a premier New England footprint with further expansion into the attractive Rhode Island markets including Providence  Expansion of SBA lending and mortgage banking business lines  Shareholders should benefit from increased size via efficiencies of scale  Prudent transaction execution through diligence credit and operational reviews  Attractive pro forma loan and deposit portfolios  Strong cultural fit between two community-focused institutions 16

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Summary 18 Appendix

Key Transaction Assumptions    30% of estimated noninterest expense in the first full combined year $7.0 million pre-tax savings Does not anticipate any immediate branch closures Estimated Cost Savings  Approximately 1% of CWAY’s total loans Credit Mark  Conservative financial projections do not include any pick-up for financial synergies despite the existence of immediate opportunities HONE offers a vast array of increased products and services though its multiple business lines that CWAY does not An increased legal lending limit creates an immediate opportunity to expand the loan portfolio in the Providence MSA  Financial Synergies  Core Deposit Intangible  1.5% of CWAY’s core deposits 19

Attractive Pro Forma Loan Portfolio HarborOne Bank Coastway Community Bank Pro Forma Consr & Other C&D 2.2% 0.2% Multifam 1.9% Other CRE 6.5% C&I 5.4% 5.0% 5.8% Consr & Other 18.7% Consr & Other 23.8% C&I 4.5% Multifam 3.7% O nOcc CRE 1-4 Fam % 1-4 Fam 38.5% C&I 4.2% 1-4 Fam 55.8% Other CRE 19.3% Multifam 4.2% HELOC 10.0% Other CRE 22.8% HELOC 3.2% OwnOcc CRE 2.4% HELOC 4.7% OwnOcc CRE 5.8% Constr & Dev 1-4 Family Residential Home Equity Owner - Occ CRE Other CRE Multifamily Commercial & Industrial Consr & Other Total Loans 130,340 758,275 72,613 53,732 514,464 93,719 94,566 536,679 5.8% 33.6% 3.2% 2.4% 22.8% 4.2% 4.2% 23.8% Constr & Dev 1-4 Family Residential Home Equity Owner - Occ CRE Other CRE Multifamily Commercial & Industrial Consr & Other Total Loans 13,810 350,757 62,583 113,453 40,614 12,008 34,151 1,215 2.2% 55.8% 10.0% 18.0% 6.5% 1.9% 5.4% 0.2% Constr & Dev 1-4 Family Residential Home Equity Owner - Occ CRE Other CRE Multifamily Commercial & Industrial Consr & Other Total Loans 144,150 1,109,032 135,196 167,185 555,078 105,727 128,717 537,894 5.0% 38.5% 4.7% 5.8% 19.3% 3.7% 4.5% 18.7% $2,254,388 100.0% $628,591 100.0% $2,882,979 100.0% MRQ Yield on Loans: 3.96% MRQ Yield on Loans: 4.15% MRQ Yield on Loans: 4.00% Note: Regulatory data shown at the Bank level, does not include purchase accounting adjustments Source: S&P Global Market Intelligence – Data as of December 31, 2017 20 Composition Loan Type($000)% of Total Composition Loan Type($000)% of Total Composition Loan Type($000)% of Total

Enhanced Pro Forma Deposit Mix HarborOne Bank Coastway Community Bank Pro Forma NOW Accts 1.4% Non Int. Bearing NOW Accts 2.0% Time Deposits > $100k 15.1% Time Deposits > $100k 16.0% Non Int. Time Deposits > $100k 19.7% Non Int. Bearing 26.2% 15.4% Time Deposits < $100k Time Deposits < $100k 11.8% Time Deposits < $100k 13.9% MMDA & Sav 54.8% MMDA & Sav 59.4% A & Sav 35.7% NOW Accts 4.6% Non Interest Bearing NOW & Other Trans MMDA & Sav Time Deposits < $100k Time Deposits > $100k Total Deposits 264,858 27,846 1,218,525 231,802 309,470 12.9% 1.4% 59.4% 11.3% 15.1% Non Interest Bearing NOW & Other Trans MMDA & Sav Time Deposits < $100k Time Deposits > $100k Total Deposits 127,350 22,368 173,573 67,450 95,870 26.2% 4.6% 35.7% 13.9% 19.7% Non Interest Bearing NOW & Other Trans MMDA & Sav Time Deposits < $100k Time Deposits > $100k Total Deposits 392,208 50,214 1,392,098 299,252 405,340 15.4% 2.0% 54.8% 11.8% 16.0% $2,052,501 100.0% $486,611 100.0% $2,539,112 100.0% MRQ Cost of Deposits: Loans / Deposits 0.63% 109.8% MRQ Cost of Deposits: Loans / Deposits 0.65% 129.2% MRQ Cost of Deposits: Loans / Deposits 0.63% 113.5% Note: Regulatory data shown at the Bank level, does not include purchase accounting adjustments Source: S&P Global Market Intelligence – Data as of December 31, 2017 21 Composition Deposit Type($000)% of Total Composition Deposit Type($000)% of Total Composition Deposit Type($000)% of Total